UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2021

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 451-0200

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS.

On February 25, 2021, SLM Corporation, a Delaware corporation (the “Company”), issued a press release announcing an increase in the price range of and the extension of the expiration date of its previously announced “modified Dutch auction” tender offer (the “Tender Offer”) to purchase up to $1,000,000,000 in aggregate purchase price of its outstanding shares of common stock, par value $0.20 per share (the “Securities”). The Tender Offer was originally set at a single per-Security purchase price not greater than $15.00 nor less than $13.10 per share to the seller in cash, less any applicable withholding taxes and without interest. As amended, the Tender Offer is now set at a single per-Security purchase price not greater than $16.50 nor less than $14.40 per share to the seller in cash, less any applicable withholding taxes and without interest. As amended, the Tender Offer will expire at 12:00 midnight, New York City time, at the end of the day on March 10, 2021, unless the Company extends it.

Attached as Exhibit 99.1, and incorporated by reference herein, is a copy of the Company’s press release dated February 25, 2021 related to the Tender Offer.

Neither this report nor the exhibit hereto is a recommendation to buy or sell any of the Company’s securities and shall not constitute an offer to purchase or the solicitation of an offer to sell any securities of the Company. The Tender Offer is being made exclusively pursuant to an offer to purchase, the related letter of transmittal and other related materials filed as part of the Schedule TO-I the Company (all as may be amended or supplemented from to time) filed with the Securities and Exchange Commission. The Tender Offer materials are being sent to holders of the Securities. Holders may also obtain free copies of the Tender Offer materials online at the website of the SEC at www.sec.gov as exhibits to the Schedule TO-I or from the Company’s information agent in connection with the Tender Offer.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Sallie Mae - Press Release – February 25, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: February 25, 2021	By:	/s/ STEVEN J. MCGARRY
Steven J. McGarry
Executive Vice President and Chief Financial Officer